Leases: Right-of-use assets and lease obligations - Summary of Amounts Recognized in Consolidated Statements of Loss and Comprehensive Loss Related to Leases (Details) - USD ($) $ in Thousands	12 Months Ended
	Jun. 30, 2025	Jun. 30, 2024
Presentation of leases for lessee [abstract]
Depreciation charge on right-of-use assets	$ 2,564	$ 2,870
Interest expense on lease obligations	301	394
Income from sub-leasing right-of-use assets	(573)	(244)
Expenses relating to leases of low-value assets	$ 526	$ 1,050